SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

TEMPLETON GROWTH FUND, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

June 18, 2007

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of Templeton Growth Fund, Inc. has been adjourned and rescheduled to occur on July 6, 2007, at 12:00 p.m., Eastern time, at the Fund’s offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, U.S.A. The meeting date has been extended in order to allow you additional time to vote on the important proposal relating to an amendment to the Fund’s Charter, as described in your proxy statement.

You may vote your shares by one of the following methods:

  Speak with a Proxy Voting Specialist by calling 0800-180-3992. A German speaking specialist can answer any of your questions and record your vote. You may call Monday through Friday, 3:00 p.m. to 3:00 a.m., and Saturday, 4:00 p.m. to 12:00 a.m., Central European Summer Time.

  Contact us at the English language website noted on your proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.

  Mail your signed proxy card in the envelope provided.

Please find attached a copy of your proxy card which you will require to vote for your convenience. Please access the web site noted on your proxy card to obtain a full set of the proxy statement in German language in pdf-format if you do not have this information available any more. You may also contact us at 0800-180-3992 and we will provide you with this document by regular or electronic mail.

We urge you to cast your vote in this important matter and appreciate your assistance in participating in the Special Meeting of Shareholders.

Sincerely,

Robert C. Rosselot
Secretary